UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 23, 2020

Allegiance Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

TEXAS	001-37585	26-3564100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8847 West Sam Houston Parkway N., Suite 200, Houston, Texas 77040

(Address of Principal Executive Offices) (Zip Code)

(281) 894-3200

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABTX	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the

Exchange Act.  ☒

Item 5.07     Submission of Matters to a Vote of Security Holders

On April 23, 2020, Allegiance Bancshares, Inc. (the “Company”) held its Annual Meeting of Shareholders to consider and act upon the items listed below:

Proposal 1 – Denise Castillo-Rhodes, Robert Ivany, George Martinez and Janet S. Wong were elected as Class II directors to serve on the Company’s Board of Directors until the Company’s 2023 Annual Meeting of Shareholders and until his or her respective successor or successors are duly elected and qualified, or until his or her earlier resignation or removal. The table below contains a summary of the number of votes for, votes withheld and broker non-votes for each nominated director:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Denise Castillo-Rhodes	10,934,003	161,013	4,191,877
Robert Ivany	8,683,057	2,411,959	4,191,877
George Martinez	8,123,369	2,971,647	4,191,877
Janet S. Wong	10,935,705	159,311	4,191,877

Proposal 2 - The amendment to the Company’s Amended and Restated Certificate of Formation to remove the plurality voting standard for the election of directors did not receive the requisite shareholder vote for approval.   The table below contains a summary of the number of votes for, votes against, abstentions and broker non-votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,986,955	48,306	59,755	4,191,877

Proposal 3 - The shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,275,161	5,206	6,526	0

Item 8.01     Other Events.

On April 24, 2020, the Company issued a press release announcing that the Board of Directors of the Company declared a cash dividend of $0.10 per share to be paid on June 15, 2020 to all shareholders of record as of May 29, 2020.  The press release also announced that the shareholders of the Company, upon recommendation by the Company’s Corporate Governance and Nominating Committee of its Board of Directors, elected Ms. Denise Castillo-Rhodes and Ms. Janet S. Wong as Class II Directors. As of the date of this filing, Ms. Castillo-Rhodes was appointed to the Company’s Audit Committee and Ms. Wong was appointed to the Audit and Corporate Governance and Nominating Committees.  The Company entered into a Director and Officer Indemnification Agreement with each of Ms. Castillo-Rhodes and Ms. Wong, the form of which is filed as an exhibit hereto and incorporated herein by reference. Ms. Castillo-Rhodes and Ms. Wong will receive fees consistent with those fees received by the existing non-employee directors for service as directors of the Company.

A copy of the press release is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits. The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
10.1	Form of indemnification agreement (incorporated herein by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (Registration 333-206536)).
99.1	Press Release issued by Allegiance Bancshares, Inc. on April 24, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiance Bancshares, Inc.

Date: April 24, 2020	By:	/s/ Shanna Kuzdzal
Shanna Kuzdzal
EVP, General Counsel and Secretary